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                                                              Exhibit 10.28(d)

                                SECOND AMENDMENT
                   TO MASTER REPURCHASE AGREEMENT AND GUARANTY

                  THIS SECOND AMENDMENT TO MASTER REPURCHASE AGREEMENT AND GUARANTY (this "Second Amendment") is made and dated as of the 27th day of September, 1999, by and among AAMES CAPITAL CORPORATION, a California corporation (the "Seller"), AAMES FINANCIAL CORPORATION, a Delaware corporation (the "Guarantor"), and BANK OF AMERICA, N.A. (formerly NationsBank, N.A.), a national banking association (the "Buyer").

                                    RECITALS

                  A. Pursuant to that certain Master Repurchase Agreement dated as of April 8, 1999 by and between the Buyer and the Seller (as amended from time to time, the "Repo Agreement"), the Buyer and the Seller agreed to enter into Transactions on the terms and subject to the conditions set forth therein. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Repo Agreement.

                  B. Pursuant to that certain Guaranty dated as of April 8, 1999 by the Guarantor in favor of the Buyer (as amended from time to time, the "Guaranty"), the Guarantor agreed to guarantee the Seller's obligations under the Repo Agreement on the terms and subject to the conditions set forth therein.

                  C. The parties hereto wish to amend certain provisions in the Repo Agreement and in the Guaranty, all as set forth more particularly below.

                  NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

                  1. MAINTENANCE OF LIQUIDITY. To reflect the agreement of the parties hereto to amend the negative covenant regarding the maintenance of liquidity, effective as of the Second Amendment Effective Date (as defined in Paragraph 2 below):

                      (a) Subparagraph 12(m)(1) of the Repo Agreement is hereby amended to replace the date "October 1, 1999" each time it is referenced therein with the date "October 31, 1999."

                      (b) Subparagraph 4(m)(1) of the Guaranty is hereby amended to replace the date "October 1, 1999" each time it is referenced therein with the date "October 31, 1999."

                  2. SECOND AMENDMENT EFFECTIVE DATE. This Second Amendment shall become effective on the date (the "Second Amendment Effective Date") upon which the Buyer has received a copy of this Second Amendment, duly executed by all parties hereto.

                  3. REAFFIRMATION OF OBLIGATIONS. Each of Seller and Guarantor hereby reaffirms all of its obligations under the Repo Agreement and Guaranty respectively and under all other


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documents, instruments and agreements executed in connection therewith and acknowledges and agrees that such obligations are not altered, modified or affected in any manner or to any extent except as expressly provided herein.

                  4. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                  5. REPRESENTATIONS AND WARRANTIES. Each of Seller and Guarantor hereby represents and warrants to Buyer as follows:

                      (a) Each of Seller and Guarantor has the corporate power and authority and the legal right to execute, deliver and perform this Second Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Second Amendment. This Second Amendment has been duly executed and delivered on behalf of Seller and Guarantor and constitutes the legal, valid and binding obligations of each, enforceable against each in accordance with its terms.

                      (b) At and as of the date of execution hereof and at and as of the Second Amendment Effective Date and both prior to and after giving effect hereto: (i) the representations and warranties of Seller and Guarantor contained in the Repo Agreement and the Guaranty are accurate and complete in all respects, and (ii) there has not occurred an Event of Default or Potential Default.

                  6. NO OTHER AMENDMENT. Except as expressly amended hereby, the Repo Agreement and the Guaranty shall remain in full force and effect as written and amended to date.

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                           [signature page to follow]


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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed as of the day and year first above written.

                                        AAMES CAPITAL CORPORATION

                                        By       /s/ David A. Sklar
                                          -------------------------------------
                                        Name     David A. Sklar
                                            -----------------------------------
                                        Title    Executive Vice President, and
                                             ----------------------------------
                                                 Chief Financial Officer


                                        AAMES FINANCIAL CORPORATION

                                        By       /s/ David A. Sklar
                                          -------------------------------------
                                        Name     David A. Sklar
                                            -----------------------------------
                                        Title    Executive Vice President, and
                                             ----------------------------------
                                                 Chief Financial Officer


                                        BANK OF AMERICA, N.A.

                                        By       /s/ Carolyn Warren
                                          -------------------------------------
                                        Name     Carolyn Warren
                                            -----------------------------------
                                        Title    Principal
                                             ----------------------------------



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